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                                                                  EXHIBIT 99.2.4

SHARE ASSUMPTIONS USED IN CALCULATING EARNINGS PER SHARE
NATIONAL DATA CORPORATION
Restatement of Income for Discontinued Operations

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(In thousands)
------------------------------------------------------------------------------------------------------------------------------------

Results Including Restructuring Charges                           FY 1999                                FY 2000
                                                 ----------------------------------------    -------------------------------
                                                   Qtr1    Qtr 2   Qtr 3   Qtr 4   Total      Qtr1    Qtr 2   Qtr 3    YTD
                                                 ----------------------------------------    -------------------------------

Basic earnings before discontinued operations      33,723  33,681  33,728  33,766  33,725     33,876  33,376  32,920  33,392
                                                 ========================================    ===============================
Discontinued operations                            33,723  33,681  33,728  33,766  33,725     33,876  33,376  32,920  33,392
                                                 ----------------------------------------    -------------------------------
Basic earnings per share                           33,723  33,681  33,728  33,766  33,725     33,876  33,376  32,920  33,392
                                                 ========================================    ===============================

Diluted earnings before discontinued operations    35,039  34,808  38,038  37,900  37,823     38,017  33,376  36,562  34,402
                                                 ========================================    ===============================
Discontinued operations                            33,723  33,681  35,286  33,766  33,725     33,876  33,376  32,920  33,392
                                                 ----------------------------------------    -------------------------------
Diluted earnings per share                         35,039  34,808  38,038  37,900  37,823     35,265  33,376  33,810  33,392
                                                 ========================================    ===============================


Results Excluding Restructuring Charges                           FY 1999                                FY 2000
                                                 ----------------------------------------    -----------------------
                                                   Qtr1    Qtr 2   Qtr 3   Qtr 4   Total      Qtr1    Qtr 2   Qtr 3
                                                 ----------------------------------------    -----------------------

Basic earnings before discontinued operations      33,723  33,681  33,728  33,766  33,725     33,876  33,376  32,920
                                                 ========================================    =======================
Discontinued operations                            33,723  33,681  33,728  33,766  33,725     33,876  33,376  32,920
                                                 ----------------------------------------    -----------------------
Basic earnings per share                           33,723  33,681  33,728  33,766  33,725     33,876  33,376  32,920
                                                 ========================================    =======================

Diluted earnings before discontinued operations    35,039  34,808  38,038  37,900  37,823     38,017  34,128  36,562
                                                 ========================================    =======================
Discontinued operations                            33,723  33,681  35,286  33,766  33,725     33,876  33,376  32,920
                                                 ----------------------------------------    -----------------------
Diluted earnings per share                         35,039  34,808  38,038  37,900  37,823     35,265  34,128  33,810
                                                 ========================================    =======================

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